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                                                     EXHIBIT NUMBER (10)(xiv)(2)
                                                     TO 1997 FORM 10-K

                     SECOND AMENDMENT TO RIGHTS AGREEMENT


     THIS SECOND AMENDMENT is made as of November 18, 1997 among Northern Trust Corporation, a Delaware corporation (the "Company"), and Norwest Bank Minnesota, National Association, a national banking association (the "Rights Agent").

     WHEREAS, the Company and Harris Trust and Savings Bank ("Harris") entered into a Rights Agreement dated as of October 17, 1989 and a First Amendment thereto dated as of September 17, 1997 (collectively, the "Rights Agreement");

     WHEREAS, effective as of November 10, 1997 Harris was removed as Rights Agent under the Rights Agreement and Norwest Bank Minnesota, National Association was appointed to serve as successor Rights Agent under the Rights Agreement;

     WHEREAS, the Company and the Rights Agent may from time to time supplement or amend the Rights Agreement pursuant to Section 27 of the Rights Agreement;

     WHEREAS, no Distribution Date (as defined in the Rights Agreement) has occurred;

     WHEREAS, an appropriate officer of the Company has delivered a certificate to the Rights Agent which states that this Second Amendment complies with the terms of Section 27 of the Rights Agreement; and

     WHEREAS, all acts and things necessary to make this Second Amendment a valid, legal and binding instrument of the Company and the Rights Agent have been duly done, performed and fulfilled, and the execution and delivery hereof by each of the Company and the Rights Agent have been in all respects duly authorized by the Company and the Rights Agent, respectively;

     NOW, THEREFORE, the Company and the Rights Agent hereby agree that:

     1. Pursuant to Section 27 of the Rights Agreement, the stock legend set forth in Section 3(c) of the Rights Agreement is hereby amended by revising the first sentence thereof to read as follows:

     "This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Northern Trust Corporation and the Rights Agent thereunder dated as of October 17, 1989, as the same may have been or may be amended, restated or supplemented from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Northern Trust Corporation."
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     2.   The term "Agreement" as used in the Rights Agreement shall be deemed to refer to the Rights Agreement as amended hereby.

     3. This Second Amendment may be executed in two or more counterparts, each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument. Terms not defined herein shall, unless the context otherwise requires, have the meanings assigned to such terms in the Rights Agreement.

     4. In executing and delivering this Second Amendment, the Rights Agent shall be entitled to all of the privileges and immunities afforded to the Rights Agent under the terms and conditions of the Rights Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and attested, all as of the day and year first above written.

                                                NORTHERN TRUST CORPORATION

Attest:


By: /s/ Rose A. Ellis                           By: /s/ Peter L. Rossiter
    ---------------------------                     ---------------------------
Name:  Rose A. Ellis                            Name:  Peter L. Rossiter
Title: Secretary                                Title: Executive Vice President


                                                NORWEST BANK MINNESOTA,
                                                  NATIONAL ASSOCIATION
Attest:
By: /s/ Barabar M. Novak                        By: /s/ Nancy J. Rosengen
    ---------------------------                     ---------------------------
Name:  Barabar M. Novak                         Name:  Nancy J. Rosengen
Title: Vice President                           Title: Vice President